Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Core Equity VIP Series

Supplement to Prospectus Dated May 1, 2008

Important Notice Regarding Change in Investment Policy

Effective March 30, 2009, the portfolio managers of RS Core Equity VIP Series will be MacKenzie B. Davis, David J. Kelley, Joseph Mainelli, Andrew P. Pilara Jr., Kenneth L. Settles Jr., and Joseph A. Wolf. The portfolio management team will continue to invest in large cap companies and, when evaluating equity investments for the Series, will employ a return-on-capital analysis, combining balance sheet and cash flow analysis. It is likely that the new portfolio management team will sell a number of the portfolio securities held by the Series and purchase new securities for the Series, resulting in brokerage and other costs, and the possible realization of capital gains or losses.

Effective March 30, 2009, the “Principal Investment Strategies”, “Principal Investments”, and “Principal Risks” sections in the prospectus will be amended and restated in their entirety to read as follows:

Principal Investment Strategies

The Series seeks to deliver positive risk-adjusted returns relative to the Series’ benchmark. This incremental risk-adjusted return versus the benchmark is often referred to as “alpha”.

The Series invests in securities that RS Investments believes are undervalued. The Series will normally invest most of its assets in equity securities of large-capitalization companies. The Series may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States.

In evaluating equity investments for the Series, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell as stock, including, for example:

•	performing fundamental research focusing on business analysis;

•	observing how management allocates capital;

•	striving to understand the unit economics of the business of a company;

•	studying the cash flow rate of return on capital employed;

•	discerning the sources and the uses of cash;

•	considering how management is compensated;

•	asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Series normally invests at least 80% of its net assets in equity securities, which may include common stocks, preferred stocks, or other securities convertible into common stock. Although the Series may select companies of any size and in any industry sector, the Series typically invests most of its assets in securities from among the 1,000 largest U.S. companies in market capitalization.

The Series will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Series may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may invest a portion of its assets in master limited partnership units, including master limited partnerships engaged primarily in natural resources industries.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Series’ shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Series’ performance, accelerate the realization of taxable income to shareholders, and increase transaction costs.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Effective May 1, 2009, the name of RS Core Equity VIP Series will be changed to “RS Large Cap Alpha VIP Series.” In connection with the Series’ name change, effective May 1, 2009, the first paragraph of the Series’ “Principal Investments” section in the prospectus will be amended and restated in its entirety to read as follows:

“The Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of June 30 of each year. As of June 30, 2008, the market capitalization of companies in the Russell 1000® Index ranged between approximately $550.4 million and $474.3 billion.”

Following is information regarding each of the portfolio managers named above:

MacKenzie B. Davis, CFA has been a co-portfolio manager of the Series since March 2009. Prior to joining RS Investments in 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

David J. Kelley has been a co-portfolio manager of the Series since March 2009. Prior to joining RS Investments as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli has been a co-portfolio manager of the Series since March 2009. Prior to joining RS Investments in 2007 as an analyst in the RS Value Group, Mr. Mainelli was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Mr. Mainelli holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

Andrew P. Pilara Jr. has been a co-portfolio manager of the Series since March 2009. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA has been a co-portfolio manager of the Series since March 2009. Prior to joining the firm in 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College.

Joseph A. Wolf has been a co-portfolio manager of the Series since March 2009. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

This supplement supersedes in its entirety the supplement to the prospectus dated February 27, 2009.

March 30, 2009

Supplement to Statement of Additional Information Dated May 1, 2008

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 45, that section is amended and restated in its entirety to state: “As of February 28, 2009, none of the Funds’ portfolio managers beneficially owned shares of the Funds they managed.”

Under “Other Accounts” on page 45, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of February 28, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Joseph Mainelli	0	$0	0	$0	0	$0

March 30, 2009